UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 3, 2013

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On December 3, 2013, Nordstrom, Inc. (the “Company”) announced the pricing of a private offering of $400,000,000 aggregate principal amount of 5.00% Senior Notes due 2044 (the “2044 Notes”). A copy of the press release issued in connection with this announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Also on December, 3, 2013, the Company announced the commencement of a private offering to exchange its outstanding 7.00% Senior Notes due 2038 for up to $300,000,000 aggregate principal amount of 2044 Notes. A copy of the press release issued in connection with this announcement is attached to this Current Report on Form 8-K as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated December 3, 2013 announcing the pricing of a private offering of 2044 Notes.

99.2	Press release dated December 3, 2013 announcing the commencement of a private exchange offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: December 3, 2013

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated December 3, 2013 announcing the pricing of a private offering of 2044 Notes.

99.2	Press release dated December 3, 2013 announcing the commencement of a private exchange offering.

4